EXHIBIT 10.36


                               AMENDMENT NO. 7 TO
           EARLY PURCHASE PROGRAM ADDENDUM TO LOAN PURCHASE AGREEMENT

This Amendment No. 7 TO EARLY PURCHASE PROGRAM ADDENDUM TO LOAN PURCHASE AGREEMENT (the "Amendment") is made and entered into as of November 8, 2004 by and between Countrywide Home Loans, Inc. ("Countrywide") and United Financial Mortgage, Corp. ("Seller"). This Amendment amends that certain Early Purchase Program Addendum to Loan Purchase Agreement by and between Countrywide and Seller dated as of April 23, 2003 (the "EPP Addendum"), which such EPP Addendum supplements that certain Loan Purchase Agreement by and between Countrywide and Seller dated as of February 7, 2001 (including all the Commitments, Amendments, Addenda, Assignments of Trade and Assignments thereto, collectively, the "Loan Purchase Agreement").

                                 R E C I T A L S

      Countrywide and Seller have previously entered into the EPP Addendum pursuant to which Seller may sell certain loans to Countrywide prior to delivery of certain mortgage loan documents. Countrywide and Seller hereby agree that the EPP Addendum shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Countrywide and Seller hereby agree as follows:

1. Exhibit A - EPP Loans. Countrywide and Seller agree that Exhibit A of the EPP Addendum shall be amended to add new The PayOption ARM's Loan Product as follows:

"
---------------------------------------------------------------------------------------------
                        Maximum
                     Percentage of
Loan Product or Type  Outstanding  SRP Enhancement  Initial Purchase   Requirements prior to
--------------------   Loan Limit      Percent       Price Percentage         purchase
                       ----------      -------       ----------------         --------
---------------------------------------------------------------------------------------------
PayOption ARM's           20%            N/A             100.000                None
---------------------------------------------------------------------------------------------
                                                                                            "

2. Exhibit J - Term Sheet for Early Purchase Program. Countrywide and Seller agree that Exhibit J of the EPP Addendum Shall be amended as follows:

         "Fee:    Amount:
         ----     ------

         EPP Loan Servicing Set-up Fee None for PayOption ARM's and HELOC's only, All other loan types as applicable in the Servicing Agreement entered into by Seller and Countrywide Home Loans Servicing LP dated June 21, 2002."

3. Exhibit A - EPP Loans. Countrywide and Seller agree that the heading in Exhibit A for Jumbo Loan Product shall be amended to the following:

      "Jumbo (1st mortgages with loan amounts to $1,000,000)"

4. Review Period - Section 7(A) - Countrywide and Seller agree to delete in its entirety Section 7(A) and replace it with the following:

      Review Period. Seller acknowledges that prior to Countrywide's purchase of EPP Loans under the Early Purchase Program, Countrywide will not have an opportunity to complete a full review of the mortgage files, information and documents relating to such EPP Loans. Accordingly, Seller agrees that Countrywide shall have a period of up to forty five (45) calendar days commencing on the closing date (the "Review Period") in which to review the mortgage file, information and documents related to each EPP Loan to determine whether the related EPP Loan complies with the terms and conditions of the Program Agreements. Countrywide will use commercially reasonable efforts to complete its review of each EPP Loan as soon as practicable. The Review Period will be deemed complete with respect to any EPP Loan upon Countrywide's determination that the EPP Loan complies with all terms and conditions of the Program Agreements notwithstanding that additional time may be left in the applicable Review Period. Notwithstanding the foregoing, the fact that Countrywide has conducted or has failed to conduct any partial or complete examination of the mortgage file, information and/or documents related to an EPP Loan shall not affect Countrywide's right to demand repurchase or to avail itself of any other remedy available hereunder. For all loans types other than PayOption ARM's, Countrywide's Purchase Price for such Loan shall include a credit or debit equal to the amount which is the annualized rate equal to the difference between the note rate on a Loan and the SRP Enhancement Percent indicated in Exhibit A plus the one month LIBOR rate on the unpaid principal balance of such loan (the "SRP Enhancement"). PayOption ARM's shall not include an SRP Enhancement. The SRP Enhancement commences on the Purchase Date and ends on the completion of the Review Period.

5. No Other Amendments. Other than as expressly modified and amended herein, the EPP Addendum and Loan Purchase Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Countrywide as provided under the EPP Addendum and Loan Purchase Agreement.

6. Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the EPP Addendum or Loan Purchase Agreement, as applicable.

7. Facsimiles. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Countrywide and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE HOME LOANS, INC.               UNITED FINANCIAL MORTGAGE, CORP.


By:  _________________________             By:  __________________________
     Signature                                  Signature

Name:                                      Name:

Title:                                     Title: